Passionately pursuing a better life for patients with cancer Corporate Overview August 2022

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “advance,” “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “goal,” “hope,” “intend,” “look forward,” “may,” “opportunity,” “plan,” “potential,” “predict,” “project,” “promising,” “target,” “seek,” “should,” “strategy,” “will,” “would,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: FOTIVDA's elevated status by the National Comprehensive Cancer Network® (NCCN) and AVEO's expectations that FOTIVDA's elevated status in the NCCN will impact the commercialization of FOTIVDA; AVEO’s expectations of achieving quarter over quarter sales growth and an increase in the sales ramp of FOTIVDA in future periods; AVEO’s plans, strategies and ability to successfully sell and distribute FOTIVDA to patients in the United States; AVEO's expectations for its fiscal year 2022 FOTIVDA U.S. net product revenue, commercial expenses, general and administrative expenses, research and development spend and gross margins; AVEO's plans and strategies to leverage its commercial capacity and potentially acquire or in-license additional commercial stage assets to its portfolio; FOTIVDA's ability to maintain a leadership position in new patient starts in the R/R RCC third- line setting; the potential efficacy, safety and tolerability of tivozanib, both as a stand-alone drug candidate and in combination with other; the date enrollment will be completed for AVEO’s pivotal Phase 3 TiNivo-2 trial; AVEO’s plans, strategies and execution for current and future clinical trials and preclinical studies of tivozanib, ficlatuzumab, AV-380 and AVEO's ErbB3 targeted antibodies; the availability of clinical supplies of ficlatuzumab and AV-380; the anticipated commencement date for a Phase 2 clinical trial to evaluate the safety and efficacy of tivozanib in combination with NKT2152; the potential efficacy, safety and tolerability of ficlatuzumab, both as a stand-alone drug candidate and in combination with other therapies in recurrent or metastatic (R/M) head and neck squamous cell carcinoma (HNSCC) and other indications; AVEO's ability to pursue regulatory strategies based on the results of clinical trials and preclinical studies of its product candidates, including AVEO’s ability to obtain FDA approval of tivozanib in combination with nivolumab for the treatment of R/R RCC; the period in which AVEO expects to have cash to fund its operations; AVEO’s strategy, prospects, plans and objectives for FOTIVDA and its product candidates and for AVEO generally; the potential commercial opportunity of FOTIVDA and AVEO’s other product candidates; AVEO’s estimates for its cash runway and the contingencies on which such runway is dependent; and statements regarding AVEO's performance, including but not limited to statements in the section titled "Financial Guidance." Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to achieve quarter over quarter sales growth of FOTIVDA; the ongoing access challenges arising from the COVID-19 pandemic and related variants; the percentage of FOTIVDA prescriptions being made to patients who are in the third- and fourth-line treatment setting maintaining or increasing over time; AVEO’s ability to successfully implement its strategic plans, including its ability to successfully commercialize FOTIVDA and to obtain and maintain market and third party payor acceptance of FOTIVDA; AVEO’s ability, and the ability of its licensees and collaborators, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA the safety, efficacy and clinically meaningful benefit of AVEO’s product candidates, and risks relating to the timing and costs of seeking and obtaining regulatory approvals; AVEO’s dependence on third-party vendors for the development, manufacture, supply, storage and distribution of FOTIVDA, ficlatuzumab, AV-380 and its other product candidates; AVEO’s ability to enter into and maintain its third party collaboration license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; AVEO’s and its collaborators’ ability to successfully enroll and complete clinical trials; AVEO’s ability to maintain compliance with regulatory requirements applicable to FOTIVDA and its product candidates; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to FOTIVDA and its product candidates; AVEO's plans and ability to position each of its product candidates for partnership opportunities outside of North America that may fund further development of these product candidates while retaining a portion, or all, of the North American commercial rights; unplanned capital requirements; adverse general economic, political and industry conditions; the potential adverse effects of the COVID-19 pandemic on AVEO’s business continuity, financial condition, results of operations, liquidity and ability to commercialize FOTIVDA, manufacture clinical and commercial product and timely initiate new trials or complete its ongoing clinical trials; competitive factors; and those risks discussed in the sections titled “Risk Factor Summary,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in AVEO’s quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law. 2

Preclinical Phase 1 Phase 2 Phase 3 Regulatory Filing Marketed Partner VEGFR TKI Ficlatuzumab Anti-HGF/c-MET IgG1 mAb AV-380 Anti-GDF15 IgG1 mAb AV-203 Anti-ERBB3 IgG1 mAb AV-353 Anti-Notch 3 IgG1 mAb Oncology Company With Pipeline to Drive Long-term Growth Ex-US (RCC 1st line) US (RCC following two+ prior systemic therapies) HNSCC (+/- ERBITUX® in refractory disease) Cachexia/Oncology Oncology Oncology (+ IMFINZI® in HCC) (Europe) Pancreatic (+ Nab-paclitaxel + gemcitabine) 3 CyFi-1 (+HiDac in AML) (+/- OPDIVO® in RCC following prior CPI) AVEO Is Committed to Discovering and Developing Targeted Therapies Designed to Provide Substantial Impact in Patients’ Lives With Clear Unmet Medical Needs RCC (+ NKT2152)

Full prescribing information available at www.FOTIVDA.com FOTIVDA® (tivozanib) FOTIVDA (tivozanib) is an oral, vascular endothelial growth factor receptor (VEGFR) tyrosine kinase inhibitor indicated for the treatment of adult patients with relapsed or refractory (R/R) advanced renal cell carcinoma (RCC) following two or more prior systemic therapies. 5 FOTIVDA is the First Therapy Approved for Adults with R/R Advanced RCC Following Two or More Prior Systemic Therapies TIVO-3 is the First Phase 3 Study in RCC that Included a Predefined Population of Patients Who Received Prior Immunotherapy NCCN: Elevated to Category 1 Recommended for Subsequent Therapy* * NCCN Guidelines; Updated 6/17/2022; FOTIVDA elevated to Category 1 therapy for patients who received 2 or more prior systemic therapies; NCCN makes no warranties of any kind whatsoever regarding their content, use or application and disclaims any responsibility for their application or use in any way.

FOTIVDA: A Uniquely Positioned VEGF-TKI • Potent, selective, long half-life inhibitor of all three VEGF receptors that is designed to optimize VEGF blockade while minimizing off-target toxicities • TIVO-3: Superior disease control (PFS, ORR & DoR) vs. sorafenib • Fewer dose reductions, interruptions and discontinuations due to AEs compared to sorafenib • Most frequent Grade 3/4 adverse event is hypertension • RCC monotherapy clinical trial safety data >1,000 patients • Ongoing development path in combination with immunotherapy and HIF2α • FOTIVDA significantly reduces Tregs potentially enhancing immuno-oncologic effect • Selective profile with low off-target toxicities beneficial in combination PFS = Progression Free Survival ORR = Over Response Rate DoR = Duration of Response

7 ASCO 2022 – 5 Year Efficacy Update • Five year follow-up data show FOTIVDA® (tivozanib) patients were up to 5X more likely to experience long-term PFS compared to Nexavar® (sorafenib) and a trend toward improved Overall Survival (OS) HR=0.89 • When OS was conditioned on 12 months of PFS, an improvement in OS was observed for FOTIVDA vs. Nexavar (HR=0.45, P=0.0221), FOTIVDA patients had a median OS of 48 months 12 mos PFS Landmark OS HR=0.45 Median OS=48mos

Significant Unmet Need In R/R Advanced RCC1 Limited data exists for the treatment of highly refractory RCC patients and following immunotherapy Existing treatment options have tolerability challenges requiring frequent dose modifications Only about 50% of patients who received second-line treatment went on to receive third-line treatment 8 1. AVEO Oncology. Data on File: Coporate overview deck. July 2020

0.00 0.25 0.50 0.75 1.00 0 20 40 60 80 100 IMDC Database: Third-line Treatment Demonstrated to Improve Survival ~2X vs. No Therapy1 9 ** 1 Wells JC, et al. Third-line Targeted Therapy in Metastatic Renal Cell Carcinoma: Results from the International Metastatic Renal Cell Carcinoma Database Consortium. Eur Urol (2016) *Internal Awareness Trial and Usage (ATU) Survey (May 2020) Third-line Targeted Therapy in Metastatic Renal Cell Carcinoma: Results from the International Metastatic Renal Cell Carcinoma Database Consortium Background: The use of third-line targeted therapy (TTT) in metastatic renal cell carcinoma (mRCC) is not well characterized and varies due to the lack of robust data to guide treatment decisions. This study examined the use of third-line therapy in a large international population. In the 3rd line anything can go if the patient can tolerate the treatment. This is not a well-studied population and combos like Lenvima and Afinitor seem to have a good response but have high toxicity. Only half of patients are willing to be challenged with treatment and the other half go to hospice.” Academic ONC.* Only about 30% get to the 3rd line because of their performance status. I would try harder to convince people to go in 3rd line if I had more reliable, safe options with actual data in the 3rd and 4th lines.” Community ONC.* Overall survival (mo) S u rv iv a l fu n c ti o n Fig. 3 – Kaplan-Meier curve depicting overall survival from time of cessation of second-line therapy for patients receiving third-line therapy (n=175) or not (n=345), excluding patients who died within 3 mo of cessation. CI = confidence interval; OS = overall survival Third-line therapy OS: 14.9 mo (95% CI: 14.0-16.4) n = 715 No third-line therapy OS: 7.6 mo (95% CI: 6.7-9.0) n = 345 p < 0.0001

US RCC Market by Line of Therapy 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 1st Line 2nd Line 3rd Line+ Annual Incidence of RCC Patients by Line of Therapy1 Treated Un-Treated 1) Decision Resources Group (DRG) projections 2022 (Nov. 2021 Market Update) • 10,000 patients make it to 3rd and 4th line annually, nearly half of these later line patients are currently un-treated • Average duration of VEGF treatment today in 3rd line+ fewer than 4 months, average tivozanib duration in TIVO-3 of 1 year • DRG projection of third-line market size increased from $350M to $480M for 20221 $480m 10 $1.3b

0 283 619 780 977 1,157 Q1 '21* Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 T o ta l P re s c ri p ti o n V o lu m e Quarter over Quarter Prescription Growth Q2 ‘22 Notes • 18% growth in TRxs from Q1 ’22 to Q2 ’22 • 309% growth in TRxs over Q2 ’21 • Increasing in-person access and activity *Commercial Availability Commenced on March 22, 2021 11

FOTIVDA® U.S. Net Product Revenue by Quarter $6.7 $14.3 $16.8 $20.1 $25.0 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 (I n M il li o n s ) Q2 ‘22 Notes • 24% growth in U.S. Net Product Revenue from Q1 ’22 to Q2 ’22 • 271% growth in U.S. Net Product Revenue over Q2 ’21 • Reaffirm guidance of $100-110m in ’22 *Commercial Availability Commenced on March 22, 2021 12

Nearly 80% of respondents indicated that the recent NCCN Guideline update elevating tivozanib to a Category 1 recommendation was significantly or moderately impactful on their treatment decisions, in a recent third party market research survey 9% 12% 40% 39% 0 20 40 60 80 100 No impact Low impact Moderate impact Significant impact Impact of Recent NCCN Guideline Change on Decision Making For RCC Patients in Subsequent Lines of Therapies n=92 Q: What level of impact does this recent NCCN Guideline change have on your decision making for RCC patients in subsequent lines of therapies? NCCN, National Comprehensive Cancer Network; RCC, renal cell carcinoma. * NCCN Guidelines; Updated 6/17/2022; FOTIVDA elevated to Category 1 therapy for patients who received 2 or more prior systemic therapies; NCCN makes no warranties of any kind whatsoever regarding their content, use or application and disclaims any responsibility for their application or use in any way. NCCN: FOTIVDA elevated to Category 1 Recommended for Subsequent Therapy*

Improving 3rd Line+ Duration of Therapy • Longitudinal data available for approximately 250 real world patients initiating treatment in Q2 through Q4 2021 (Minimum of 6 months follow up) • Average duration is currently 4.7 months with 21% continuing active treatment 0 1 2 3 4 5 21% Still Ongoing Longer follow up and increasing use of FOTIVDA in earlier line patients in 2022 should further improve average treatment cycles over time. DRG 3rd and 4th Line Market Estimate 3.8 months FOTIVDA Real World Experience 4.7 months and Growing* *FOTIVDA average cycles as of 6/30/2022 data cut

Focused Oncology Team with Broad Market Coverage • Experienced oncology field force for effective market coverage (~65 FTEs) • Commercial Team designed for success through evolving COVID restrictions • Full in-person and remote customer engage capabilities • Multi-channel promotional initiatives • A leader in share of voice in R/R RCC 15 Commercial infrastructure with census coverage, deep pharma/biotech oncology launch experience

Best-in-Class Patient Access Services

- FOTIVDA® (tivozanib) Is Available Through a Limited Network of Specialty Pharmacies and Distributors
  - Limited distribution model through high-touch specialty pharmacies and top specialty distributors supports in-office dispensing practices.
  - Unique model in RCC
- Providing Best-in-Class Patient Support: The AVEO ACE Program

AVEO ACE
Access Center of Excellence

START on Therapy → STAY on Therapy

Access	Affordability	Adherence
QuickStart / Bridge Program	Copay Card Program	Nurse Support Calls
Benefits Investigation	Patient Assistance Program	Patient / Caregiver Education Program
Prior Authorization Support	Alternative Funding Research	Texting / Apps
Denials / Appeals Support		

AVEO ONCOLOGY

FOTIVDA Recognized As Overperforming First Launch *https://www.zs.com/insights/us-emerging-pharma-biotech-first-launch-analysis

Tivozanib Combination Opportunities

Nakamura K et al. Cancer Res 2006;66:9134–9142. Pawlowski N et al. AACR 2013. Poster 3971. Hammers, Emerging VEGF-I/O Combinations, ASCO 2017 Tivozanib Properties May Provide Unique Advantages in Combination with CPI Therapy 19 Tolerability is Important in Combinations Tivozanib Significantly Reduces Tregs

Treatment Naïve (n=12) Pre-Treated (n=13) Includes 2 Prior CPI Pts Overall (n=25) CR 8% - 4% PR 42% 62% 52% ORR (CR+PR) 50% 62% 56% DCR (CR+PR+SD) 92% 100% 96% mPFS 18.9 mo (4.7, NR) NR* (11.0, NR) 18.9 mo (16.4, NR) Dose reductions 17% Nivolumab Mono2Tivozanib Mono1 ORR 18% PFS 11.0 ORR 25% PFS 4.6+ Second Line Monotherapy Outcomes** 1 Molina et al. EJC 2018 2 Motzer et al. NEJM 2015 **Data from separate studies 20 : Anti-tumor Activity Seen in Both Treatment Naive and Previously Treated RCC Patients Albiges et al Annals of Oncology Nov 2020 *19 months median follow up

TiNivo-2: Pivotal Trial in RCC Following Prior Immunotherapy Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare FOTIVDA® with OPDIVO® to FOTIVDA® in RCC Patients Following One or Two Lines of Therapy, One of which was an Immune Checkpoint Inhibitor N = 326 • Histologically / cytologically confirmed recurrent/metastatic RCC • ECOG PS 0 or 1 • Progressed following immediate prior immunotherapy treatment in first or second line • Stratified by IMDC and prior TKI Randomize 1:1 Tivozanib + Nivolumab Tivozanib Treatment Until Progression Endpoints • Primary: PFS • Secondary: OS, ORR, DoR, Safety and Tolerability 21 Now Enrolling

Regimen Study PS Status ECOG 0 ORR^ DCR PFS* 1 Year OS Rate Bev+Atezo1, 2 Ph3 N=501 (2:1) 62% 28% 74% 6.8m 67% Cabo+Atezo3 Ph3 N=372 (2:1) 64% 11% 78% 5.8m N/A Tivo+Durva4 Ph2 N=18 40% 28% 72% 7.3m 76% References: 1USPI for Tecentriq; 2Verret, W. et al., Atezolizumab plus Bevacizumab in Unresectable Hepatocellular Carcinoma, N Engl J Med 2020; 382:1894-1905 DOI: 10.1056/NEJMoa1915745; 3Exelixis PR re: ASIA ESMO Meeting Nov. 20, 2021; 4 A Phase 1b/2 study of tivozanib in combination with durvalumab in subjects with advanced hepatocellular carcinoma (DEDUCTIVE): efficacy results in previously untreated patients, ASCO GU 2022 : 1st Line HCC VEGF Combination Comparison Initial data for 1st line cohort for the DEDUCTIVE study show promising efficacy and tolerability compared to other VEGF ICI combinations in the setting • Further validation of the complimentary activity of VEGF and Checkpoint combinations • Selective agents for VEGF have high activity without off-target toxicity • The broad inhibition of VEGFR 1,2,3 may have additional efficacy benefits Ph2 enrollment ongoing in prior Bev/Atezo cohort (n=20) (*ITT) (^RECIST 1.1) Note: The table above provides an indirect comparison of the data sets from the three stated studies

Clinical Trial Collaboration: Tivozanib and NKT2152 • AVEO and NiKang entered into a clinical trial collaboration and supply agreement to evaluate NKT2152, NiKang’s small molecule that inhibits hypoxia inducible factor 2α (HIF2α), in combination with tivozanib • Sixty patient Phase 2 clinical trial to evaluate the safety and efficacy of the combination of NKT2152 and tivozanib in clear cell RCC (ccRCC) patients who have not responded to or relapsed from prior therapies (R/R RCC) • NiKang to sponsor the trial; AVEO to co-fund the trial • AVEO and NiKang each to provide their respective drugs at no cost • Clinical trial expected to begin in 2022

Ficlatuzumab Anti-HGF/c-MET IgG1 mAb

Scientific Rationale for Ficlatuzumab in Combination with Cetuximab for HPV-negative HNSCC

HGF/cMET and EGFR Pathways



Ficlatuzumab inhibits HGF
HGF
EGF
Cetuximab inhibits EGFR
MET
EGFR
cell membrane
Inhibition of EGFR and HGF inhibits survival, proliferation and migration
PI3K
RAS
RAC1
CDC42
AKT
RAF
MEK
PAK
mTOR
ERK
nuclear membrane
Survival
Proliferation
Migration

- Ficlatuzumab has demonstrated differentiated inhibition of HGF/cMET downstream signaling
- The HGF/cMET pathway is an escape mechanism for EGFR blockade[1]
- HGF inhibition overcomes resistance
- HGF/cMET overexpression is associated with worse outcomes[1]
- HGF/cMET is highly expressed in HPV-negative HNSCC and is a marker of poor prognosis[1,2]

Source: Zhang Y, Jain R and Zhu M. Biomedicines, 2015 (Zhang Y, Jain RK, and Zhu M. Recent Progress and Advances in HGF/MET-Targeted Therapeutic Agents for Cancer Treatment. Biomedicines. 2015; 3, 149-181 doi:10.3390/biomedicines3010149).
[1]Rothenberger NJ, Stabile LP. Hepatocyte Growth Factor/c-Met Signaling in Head and Neck Cancer and Implications for Treatment. Cancers (Basel). 2017 Apr 24;9(4):39. doi: 10.3390/cancers9040039. PMID: 28441771; PMCID: PMC5406714. Casado et al. J Clin Oncol 30, 2012 (suppl; abstr 5520).
[2]Kim. Oncotarget. 2017

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AVEO ONCOLOGY

Potential Ficlatuzumab Registrational Trial in HPV Negative HNSCC Update • Granted U.S. FDA Fast Track Designation for the treatment of patients with R/R HNSCC • Completed drug substance manufacturing for potential registrational study of ficlatuzumab in 2Q 2022 • Potential registrational trial start in 1H 2023 • Dialogue with the FDA on registrational study design ongoing • Executed cetuximab supply agreements with Lilly for North America study sites and Merck KGaA for all study sites outside of North America for a potential registrational phase 3 trial • Seeking a strategic partner for ficlatuzumab commercialization outside of U.S. 26

Financials and Near-Term Milestones

28 Cash as of June 30, 2022 $77.2M Total U.S. Net Product Revenue 2Q 2022 $25.0M Debt as of June 30, 2022 $38.4M Shares Outstanding as of June 30, 2022 34.6M 2Q 2022 1H 2022 Cash Burn from Operations ($1.9M) ($10.2M) AVEO believes that its current cash, cash equivalents and marketable securities, along with expected net product revenues from the commercial launch of FOTIVDA in the U.S., would enable AVEO to maintain its current operations for a period of more than 12 months following the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 Financial Snapshot as of June 30, 2022

Key Recent and Potential Milestones

FOTIVDA® (tivozanib) (VEGFR TKI)		2021	1H 22	2H 22	1H 23
FOTIVDA (tivozanib) capsules	U.S. FDA Approval and Launch in R/R Advanced RCC	✓			
TiNiVo-2	RCC (Tivozanib + Nivolumab) Phase 3 Complete Enrollment				●
DEDUCTIVE	HCC (Tivozanib + Durvalumab) Phase 2 First-Line Cohort Data Presentation		✓		
NKT	RCC (Tivozanib + NKT2152) Phase 2 Commence Enrollment			●	

Ficlatuzumab (Anti-HGF/c-MET IgG1 mAb)	2021	1H 22	2H 22	1H 23
HNSCC Randomized (Ficlatuzumab +/- Cetuximab) Phase 2 Data Presentation (ASCO)	✓			
Granted U.S. FDA Fast Track Designation for R/R HNSCC	✓			
Completed drug substance manufacturing for a Potential Registrational Phase 3 trial		✓		
Initiate Potential Phase 3 Registrational Trial in R/M HNSCC				●

AV-380 (Anti-GDF15 IgG1 mAb)	2021	1H 22	2H 22	1H 23
Initiate Phase 1b Trial in Cancer Patients with Elevated GDF15 Levels Who Have the Potential to Develop Cachexia			●	

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Passionately pursuing a better life for patients with cancer Thank you

Appendix

FOTIVDA: A Differentiated VEGFR 1, 2 and 3 TKI

Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life designed to improve efficacy and tolerability

Tivozanib has High Potency and Selectivity[1]


PD parameters
Broad
Narrow
Target spectrum (Selectivity)
Low
High
Potency
Sorafenib
Sunitinib
Cabozantinib
Lenvatinib
Pazopanib
Axitinib
Tivozanib

Tivozanib's Long Half Life Creates a Unique PK Profile[1]


PK parameters
High
Low
Bioavailability
Tivozanib
Short
Long
Elimination t1/2

- Cabozantinib and lenvatinib are not shown because absolute oral bioavailabilities are not reported in the literature.
- The plots provide an overall assessment of differences between VEGFR-TKIs; the evaluation is substantially qualitative since threshold values cannot be assessed.

Tivozanib Significantly Reduces T-Regs


-/ EXPERIMENT I
REGULATORY T CELLS
RESULTS 1
% CD4+/CD25+/FoxP3+
1.5
1.0
0.5
0.0
untreated
Axitinib
Tivozanib
Pazopanib
Sorafenib
Sunitinb
Influence on regulatory T cells

Pawlowski N et al. AACR 2013. Poster 3971.

1. S. Fogli, et al., Cancer Treatment Reviews 84 (2020) 101966

32

: Pivotal Trial in RCC Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With R/R Advanced RCC Results published in Lancet Oncology in December 2019 N = 350 • Histologically / cytologically confirmed recurrent/metastatic RCC • ECOG PS 0 or 1 • Failed at least two prior regimens including VEGFR-TKI • Stratified by IMDC and prior regimen (TKI-TKI; TKI-CPI; TKI-Other) • Life expectancy of 3 months or longer Randomize 1:1 Tivozanib Sorafenib Treatment Until Progression* Endpoints • Primary: PFS • Secondary: OS, ORR, DoR, Safety and Tolerability 33 * Median duration for follow up was 19 months

: First Positive Phase 3 Dataset in Adult Patients Receiving Two or More Prior Systemic Therapies Source: PFS final analysis, Oct 4, 2018, U.S. FOTIVDA® Package Insert34 TIVO-3 Primary Endpoint: PFS of Tivozanib vs. Sorafenib Secondary Endpoints: ORR, DCR, DoR, OS Treatment Group Tivozanib n=175 Sorafenib n=175 S u rv iv a l P ro b a b il it y Tivozanib Sorafenib ORR1,2* 18% (95% CI: 12, 24) 8% (95% CI: 4, 13) DCR (DCR=ORR+SD)1,2 73% 65% Median DoR1 Not Estimable (95% CI: 9.8, NE) 5.7 Months (95% CI: 5.6, NE) OS – Deaths, n (%)1 125 (71) 126 (72) OS – Median (95% CI), months 16.4 (13.4, 21.9) 19.2 (14.9, 24.2) OS HR (95% CI)Ɨ 0.97 (0.75, 1.24)1* 28% of patients were progression free at 1 year vs 11% with sorafenib 18% of patients were progression free at 2 years vs 5% with sorafenib

: Exploratory Analysis of Pre-Defined Subgroups: Prior Checkpoint Inhibitor and TKI/TKI 35 Porta et al. ASCO 2019 Other + VEGFR TKI: (N=100) HR=0.98; 95% CI 0.62; 1.56, ASCO GI 2019 0 20 40 60 80 100 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 P ro g re s s io n -f re e S u rv iv a l (% ) 0 20 40 60 80 100 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 P ro g re s s io n -f re e S u rv iv a l (% ) Tivozanib Sorafenib Tivozanib Sorafenib Prior Checkpoint Inhibitor + VEGFR TKI Tivozanib (n = 47) Sorafenib (n = 44) Median PFS, months (95% CI) 7.3 (4.8, 11.1) 5.1 (3.2, 7.4) HR (95% CI) 0.55 (0.32, 0.94) P Value 0.028 ORR* 24.4% 6.8% Two Prior VEGFR TKIs Tivozanib (n = 79) Sorafenib (n = 80) Median PFS, months (95% CI) 5.5 (3.6, 7.4) 3.7 (3.6, 3.9) HR (95% CI) 0.57 (0.39, 0.83) P Value 0.003 ORR* 15.2% 7.5%

*Analysis as of Aug 15, 2019; ^Safety population **Includes fatigue and asthenia; † Includes hypertension, blood pressure increased, hypertensive crisis; § Includes diarrhea and frequent bowel movements.; # Includes dermatitis, dermatitis acneiform, dermatitis contact, drug eruption, eczema, eczema nummular, erythema, erythema multiforme, photosensitivity reaction, pruritus, psoriasis, rash, rash erythematous, rash generalized, rash macular, rash maculo-papular, rash morbilliform, rash pruritic, seborrheic dermatitis, skin exfoliation, skin irritation, skin lesion, swelling face, toxic skin eruption, urticaria; ***Palmar-plantar erythrodysesthesia (PPE), also known as hand-foot skin reaction (HFSR). : Safety & Tolerability 36 Tivozanib (N=173)^ Sorafenib (N=170)^ Preferred Term All Grades % Grade 3/4 % All Grades % Grade 3/4 % Fatigue** 67 13 48 12 Hypertension† 44 24 31 17 Diarrhea§ 43 2 54 11 Rash# 18 1 52 15 PPE/HFSR*** 16 1 41 17 >5% difference between arms (Grade 3/4) - Patients received FOTIVDA for a mean of 12.7 cycles vs. 6.8 cycles for sorafenib - Despite this, dose reductions and interruptions were less frequent for FOTIVDA than sorafenib Grade 3/4 Treatment-Related Adverse Events* (≥10% frequency in either arm)

Ficlatuzumab Anti-HGF/c-MET IgG1 mAb

Ficlatuzumab: Phase 2 Randomized Study in Pan-Refractory, Metastatic HNSCC Patients

Randomized, confirmatory Phase 2 study in combination with cetuximab, an EGFR-targeted antibody, patients who relapsed or were refractory to prior immunotherapy, chemotherapy, and cetuximab with metastatic HNSCC

N = 60

- Recurrent and/or metastatic HNSCC
- ECOG 0-1
- Clinical resistance to anti-EGFR therapy, platinum and CPI
- Stratify
  - P16 (HPV status)
  - Study center

Randomize 1:1

- Ficlatuzumab (20mg/kg q 2 weeks)
- Ficlatuzumab (20mg/kg q 2 weeks) + Cetuximab (500 mg/m2 q 2 weeks)

Treatment Until Progression

Endpoints

- Primary: PFS
- Secondary: OS, ORR, DoR, Safety and Tolerability

Final Results Reported at ASCO June 2021

38

AVEO ONCOLOGY

FDA Approved Nov 20162,3 Ph3 n=361 OPDIVO (nivolumab) vs Investigator Choice ORR 13% vs 5.8% 2.0m vs 2.3m PFS 1ERBITUX (cetuximab) USPI November 2020, Eli Lilly and Company, Indianapolis, IN. 2OPDIVO (nivolumab) USPI January 2021, Bristol Myers Squibb, Princeton, NJ., 3http://www.fda.gov/Drugs/InformationOnDrugs/ApprovedDrugs/ucm528920.htm. Updated November 10, 2016. Accessed November 10, 2016. Efficacy Benchmarks: Low Response Rates and Limited PFS in R/M HNSCC FDA Approvals have been in unselected patient population, including better prognosis HPV+ disease FDA Approved April 20061 Ph2 n=103 ERBITUX (cetuximab) Single Arm Study ORR 13% 2.3m PFS Prior Chemotherapy 39

Significant Unmet Need Exists for HPV Negative HNSCC1 40 1 Galvis et al, Critical Reviews in Oncology/Hematology 15 (2020) 102966

Ficlatuzumab Plus Cetuximab Improved Outcomes in HPV Negative Pan-Refractory, Metastatic HNSCC

HPV negative HNSCC is historically associated with poorer outcomes compared to HPV positive disease

	F (=26)	F+C (n=32)
HPV+		
ORR[a]	0/10 (0%)	0/16 (0%)[d]
mPFS[b]	NE[c]	2.3 (1.9)[e]
HPV-		
ORR[a]	1PR/16 (6%)	2CR + 4PR/16 (38%)[d]
mPFS[b]	NE	4.1 (2.9)[e]

PFS by HPV Status in F+C Arm


1.00
0.75
0.50
0.25
0.00
0
5
10
Months
15
20
HPV +
HPV -

The combination of ficlatuzumab and cetuximab was generally well-tolerated with expected class toxicities from HGF/cMet inhibitors observed

a. ORR: PR+CR/n
b. mPFS: Months (lower bound of 90% 1-sided CI)
c. NE=not evaluated
d. P=0.02
e. P=0.03

41

AVEO ONCOLOGY

Additional Pipeline Programs

AV-380: GDF15 Role in Cachexia 43 * J. Cachexia, Sarcopenia and Muscle 2010 + AVEO data on file Cachexia is a muscle wasting disease commonly associated with cancer • ~50% of people with cancer will suffer from cachexia* • ~30% of all cancer patients die from cachexia* GDF15 is a key driver in cancer cachexia • GDF15 is elevated in cachexia • Expression of GDF15 induces cachexia • Inhibition of GDF15 reverses cachexia in animal models • Managing cachexia has the potential to improve OS + +

AV-203: A potent humanized IgG1 mAb that targets ErbB3 • Humanized IgG1 antibody – Low risk of ADA response and hypersensitivity – Potential for inducing ADCC • Potent inhibitor of NRG/HRG - dependent and independent ERBB3 activation • Higher ERBB3 affinity and more potent anti-tumor activity than competitors – Internalizes and degrades ERBB3 receptor • NRG/HRG levels predict AV-203 anti-tumor activity in preclinical models Regained full global rights in September 2021 44 ADA – Anti-drug antibody ADCC – Antibody dependent cellular cytotoxicity .